Exhibit 10.2
SUPPLEMENT NO. 1 (this “Supplement”) dated as of August 28, 2020 to the Second Lien Priority Collateral Agreement dated as of June 16, 2020 (the “Collateral Agreement”), among REALOGY GROUP LLC (the “Company”), REALOGY INTERMEDIATE HOLDINGS LLC (“Intermediate Holdings”), each Subsidiary Grantor identified therein and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).
A.    Reference is made to the Indenture dated as of June 16, 2020 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Indenture”), among the Company, Realogy Co-Issuer Corp., a Florida corporation, Holdings, Intermediate Holdings, the Subsidiaries of the Company party thereto as guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”), pursuant to which the Company has duly authorized the issue of the Notes.
B.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture or the Collateral Agreement, as applicable.
C.    The Company, Intermediate Holdings and each of the Subsidiary Grantors have entered into the Collateral Agreement in order to induce the Holders to purchase and otherwise acquire the Notes. Section 7.16 of the Collateral Agreement provides that additional Subsidiaries of the Company may become Grantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiaries (each, a “New Grantor”) are executing this Supplement in accordance with the requirements of the Indenture to become Grantors under the Collateral Agreement.
Accordingly, the Collateral Agent and each New Grantor agree as follows:
SECTION 1. In accordance with Section 7.16 of the Collateral Agreement, each New Grantor by its signature below becomes a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a Grantor and each New Grantor hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of Secured Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of such New Grantor’s right, title and interest in and to the Article 9 Collateral and the Pledged Collateral (as each term is defined in the Collateral Agreement) of such New Grantor. Each reference to a “Grantor” and “Guarantor” in the Collateral Agreement shall be deemed to include the New Grantor. The Collateral Agreement is hereby incorporated herein by reference.
SECTION 2. Each New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
SECTION 3. Each New Grantor is a corporation duly incorporated under the laws of the State of Delaware.
SECTION 4. Each New Grantor confirms that no Default has occurred or would occur as a result of such New Grantor becoming a Guarantor or a Grantor under the Collateral Agreement.
SECTION 5. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of each New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually or electronically signed counterpart of this Supplement. The words “execution,” “signed,” “signature,” and words of like import in this Joinder shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 6. Each New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of (i) any and all Pledged Stock and Pledged Debt Securities now owned by such New Grantor and (ii) any and all Intellectual Property now owned by such New Grantor and (b) set forth under its signature hereto, is the true and correct legal name of such New Grantor and its jurisdiction of organization.
SECTION 7. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.
SECTION 8. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 9. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 10. All communications and notices hereunder shall (except as otherwise expressly permitted by the Collateral Agreement) be in writing and given as provided in Section 15.01 of the Indenture. All communications and notices hereunder to each New Grantor shall be given to it in care of the Company as provided in Section 15.01 of the Indenture.
SECTION 11. Each New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, each New Grantor and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.
CARTUS CORPORATION
REALOGY LEAD MANAGEMENT SERVICES, INC.,

By:    /s/ Timothy B. Gustavson
    Name: Timothy B. Gustavson
    Title: Senior Vice President

CARTUS CORPORATION
Address: 40 Apple Ridge Road, Danbury, CT 06810
Jurisdiction of Incorporation: Delaware

REALOGY LEAD MANAGEMENT SERVICES, INC.
Address: 175 Park Ave., Madison, NJ 07940
Jurisdiction of Incorporation: Delaware

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent

By:    /s/ Valere Boyd
    Name: Valere Boyd
    Title: Vice President

[Signature Page to Supplement No. 1 to GCA]

Schedule I to
Supplement No. 1 to the
Collateral Agreement
Collateral of the New Grantors
EQUITY INTERESTS

Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Outstanding	% of Interest Held by Grantor Pledged	Certificate No.
Cartus Corporation	Realogy Lead Management Services, Inc.	Delaware Corporation	100	100	100%	1
Cartus Corporation	Cartus B.V.	Netherlands Private Company with Limited Liability	18,000 shares	18,000 shares	100%	n/a
Cartus Corporation	Cartus Brasil Serviços de Reloçacão Ltda.	Brazil Limited Liability Company	660,850 shares	660,851 shares	100%	n/a
Cartus Corporation	Cartus Financial Corporation	Delaware Corporation	1,000 shares Common Stock	1,000 shares Common Stock	100%	3
Cartus Corporation	Cartus Holdings Limited	UK Limited Company	4,875,000 Ordinary shares	7,500,000 Ordinary shares	100%	6
Cartus Corporation	Cartus Holdings Limited	UK Limited Company	2,625,000 Ordinary shares	7,500,000 Ordinary shares	0%	7
Cartus Corporation	Cartus India Private Limited	India Private Company	25,500 shares	50,000 shares	100%	001
Cartus Corporation	Cartus India Private Limited	India Private Company	24,500 shares	50,000 shares	0%	002
Cartus Corporation	Cartus Puerto Rico Corporation	Puerto Rico Corporation	100 shares Common Stock	100 shares Common Stock	100%	1
Cartus Corporation	Cartus Real Estate Consultancy (Shanghai) Co., Ltd.	China Limited Liability Company	100% Equity Interest	100% Equity Interest	100%	n/a
Cartus Corporation	Cartus Relocation Canada Limited	Canada Limited Company	Class A - 13 shares Class B - 62 shares	Class A - 20 shares Class B - 80 shares	100%	CA-1 CB-1

Cartus Corporation	Cartus Relocation Canada Limited	Canada Limited Company	Class A - 7 shares Class B - 18 shares	Class A - 20 shares Class B - 80 shares	0%	CA-2 CB-2
Cartus Corporation	Cartus Relocation Corporation	Delaware Corporation	1,000 shares Common Stock	1,000 shares Common Stock	100%	2
Cartus Corporation	Cartus Relocation Hong Kong Limited	Private company limited by shares and incorporated in Hong Kong	1 Ordinary share	1 Ordinary share	100%	3
Cartus Corporation	Cartus Sarl	Switzerland Limited Liability Company	200 shares Uncertificated	200 shares Uncertificated	100%	n/a
Cartus Corporation	Cartus SAS	France Simplified Joint-Stock Company	348,000 shares Uncertificated	348,000 shares Uncertificated	100%	n/a
Cartus Corporation	Realogy Cavalier Holdco LLC	Delaware Limited Liability Company	65 shares Membership Certificate	100 shares Membership Certificate	100%	2
Cartus Corporation	Realogy Cavalier Holdco LLC	Delaware Limited Liability Company	35 shares Membership Certificate	100 shares Membership Certificate	0%	3
Cartus Corporation	Fairtide Insurance Ltd.	Bermuda Limited Company	3,000,000 shares	3,000,000 shares	100%	n/a

PLEDGED DEBT SECURITIES
None.

INTELLECTUAL PROPERTY
Patents

Owner Name	Country	Type of Patent	Patent Title	Patent No.
Cartus Corporation	US	Utility	System and Method of Selecting Freight Forwarding Companies	8/131,598

Patent Applications

Owner Name	Country	Patent Title	Application No.
Cartus Corporation	US	METHOD AND SYSTEM FOR ESTIMATING RELOCATION COSTS	16/913,525

US Trademark Applications and Registrations

Trademark	Owner Name	Application No.	Registration No.
ASSIGNMENT PULSEPOINT	Cartus Corporation	87591957	5602719
CARTUS	Cartus Corporation	78808792	3370574
CARTUS & Globe Design	Cartus Corporation	78817923	3314369
CARTUS & Globe Design	Cartus Corporation	78818045	3314372
CARTUS & Globe Design	Cartus Corporation	78818064	3321204
CARTUS & Globe Design	Cartus Corporation	78818082	3383108
CARTUS MOVEPRO360	Cartus Corporation	88563115
CARTUS MOVEPRO360	Cartus Corporation	88563110
CARTUS RELOCATION FLEXCARD	Cartus Corporation	86886631	5079720
CARTUSMOBILE	Cartus Corporation	86061787	4514560
CARTUSONLINE	Cartus Corporation	86061792	4595740
EASYTOUR	Cartus Corporation	78659865	3331185
GLOBALNET	Cartus Corporation	75153284	2198869
Globe Design	Cartus Corporation	78817943	3314370
Globe Design	Cartus Corporation	78818047	3314373
Globe Design	Cartus Corporation	78818069	3321205
Globe Design	Cartus Corporation	78818087	3379520
Globe Design (in color)	Cartus Corporation	78817954	3314371
Globe Design (in color)	Cartus Corporation	78818055	3314374
Globe Design (in color)	Cartus Corporation	78818077	3321206
Globe Design (in color)	Cartus Corporation	78818090	3379521
HAVE DONE. WILL DO.	Cartus Corporation	87545831	5416853
HOME AND MOVE	Cartus Corporation	78817256	3372957
HOME AND MOVE & Design	Cartus Corporation	78817258	3372958
MEMBERMOVE	Cartus Corporation	73748964	1554062

MILES FROM HOME	Cartus Corporation	77790815	3792478
MOBILIFY	Cartus Corporation	88701422
MOBILIFY	Cartus Corporation	88701428
MOBILIFY MOBILITY SIMPLIFIED with house design (horizontal)	Cartus Corporation	88748960
MOBILIFY MOBILITY SIMPLIFIED with house design (horizontal)	Cartus Corporation	88748951
MOBILIFY MOBILITY SIMPLIFIED with house design (stacked)	Cartus Corporation	88748942
MOBILIFY MOBILITY SIMPLIFIED with house design (stacked)	Cartus Corporation	88748943
MOBILIFY with house design (horizontal)	Cartus Corporation	88748941
MOBILIFY with house design (horizontal)	Cartus Corporation	88748952
MOBILIFY with house design (stacked)	Cartus Corporation	88748946
MOBILIFY with house design (stacked)	Cartus Corporation	88748950
MOVEPLUS	Cartus Corporation	85073868	3917108
MOVEPRO 360 Logo (black)	Cartus Corporation	88795717
MOVEPRO360	Cartus Corporation	88563124
MOVEPRO360	Cartus Corporation	88563121
PRIMACY RELOCATION & DEVICE	Cartus Corporation	75622523	2326003
Sunburst Logo	Cartus Corporation	75622522	2316479
TRUSTED GUIDANCE - FOR EVERY MOVE YOU MAKE	Cartus Corporation	86060012	4627337
WE MOVE THE PEOPLE WHO MOVE THE WORLD	Cartus Corporation	75304946	2455642

Copyrights

None.